EX-99.23(g)(28)

                                  AMENDMENT TO
                              AMENDED AND RESTATED
                             MUTUAL FUND CUSTODY AND
                               SERVICES AGREEMENT

     This AMENDMENT dated the 6th day of April, 2009, to the Amended and Restated Mutual Fund Custody and Service Agreement effective as of May 1, 2001 ("Agreement") by and between JNL Series Trust and JNL Investors Series Trust (each individually "Trust") and The Bank of New York Mellon (successor by operation of law to Mellon Trust of New England, N.A.) ("Custodian").

     WHEREAS, the Trust and the Custodian have entered into the Agreement.

     WHEREAS, the parties wish to amend the Agreement in order to delete the following funds: 1) the JNL/Lazard Small Cap Equity Fund, which is being merged into the JNL/Mellon Capital Management Small Cap Index Fund of JNL Series Trust;
2) the JNL/ Mellon Capital Management Enhanced S&P 500 Stock Index Fund, which is being merged into the JNL/Mellon Capital Management S&P 500 Index Fund of JNL Series Trust; 3) the JNL/S&P Growth Retirement Strategy Fund, which is being merged into the JNL/S&P Disciplined Growth Fund of JNL Series Trust; 4) the JNL/S&P Moderate Growth Retirement Strategy Fund, which is being merged into the JNL/S&P Disciplined Moderate Growth Fund of JNL Series Trust; and 5) JNL/S&P
Moderate Retirement Strategy Fund, which is being merged into the JNL/S&P Disciplined Moderate Fund of JNL Series Trust.

     WHEREAS, the parties wish to amend the Agreement in add the following four new funds of the Trust: 1) the JNL Institutional Alt 20 Fund; 2) the JNL Institutional Alt 35 Fund; 3) the JNL Institutional Alt 50 Fund; and 4) the JNL Institutional Alt 65 Fund.

     WHEREAS, in order to effectuate the above deletions and additions, Appendix F to the Agreement must be amended.

     NOW, THEREFORE, the parties hereto agree to amend the Agreement as follows:

     1. To delete Appendix F of the Agreement and substitute it with Appendix F attached hereto.

     2. Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

     3. The Trust and the Custodian hereby each represent and warrant to the other that it has full authority to enter into this Amendment upon the terms and conditions hereof and that the individual executing this Amendment on its behalf has the requisite authority to bind the Trust or Custodian to this Amendment.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth above.

JNL SERIES TRUST                            THE BANK OF NEW YORK MELLON
JNL INVESTORS SERIES TRUST

By: __________________________________      By: ________________________________
Name:    Mark D. Nerud                      Name:    ___________________________
Title:   President                          Title:   ___________________________

                                   APPENDIX F
                                  LIST OF FUNDS
                              (as of April 6, 2009)

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                             JNL SERIES TRUST FUNDS
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                        JNL/AIM International Growth Fund
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                          JNL/AIM Large Cap Growth Fund
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                         JNL/AIM Global Real Estate Fund
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                          JNL/AIM Small Cap Growth Fund
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                JNL/Capital Guardian International Small Cap Fund
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                  JNL/Capital Guardian U.S. Growth Equity Fund
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              JNL/Capital Guardian Global Diversified Research Fund
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                    JNL/Capital Guardian Global Balanced Fund
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                 JNL/Credit Suisse Global Natural Resources Fund
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                        JNL/Credit Suisse Long/Short Fund
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                           JNL/Eagle Core Equity Fund
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                         JNL/Eagle SmallCap Equity Fund
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                    JNL/Franklin Templeton Global Growth Fund
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                       JNL/Franklin Templeton Income Fund
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                    JNL/Franklin Templeton Mutual Shares Fund
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                   JNL/Franklin Templeton Small Cap Value Fund
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                      JNL/Goldman Sachs Core Plus Bond Fund
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                  JNL/Goldman Sachs Emerging Markets Debt Fund
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                      JNL/Goldman Sachs Mid Cap Value Fund
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                   JNL/Goldman Sachs Short Duration Bond Fund
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                          JNL Institutional Alt 20 Fund
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                          JNL Institutional Alt 35 Fund
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                          JNL Institutional Alt 50 Fund
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                          JNL Institutional Alt 65 Fund
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                      JNL/JPMorgan International Value Fund
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                         JNL/JPMorgan MidCap Growth Fund
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                JNL/JPMorgan U.S. Government & Quality Bond Fund
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                        JNL/Lazard Emerging Markets Fund
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                         JNL/Lazard Mid Cap Equity Fund
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                           JNL/M&G Global Basics Fund
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                           JNL/M&G Global Leaders Fund
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                  JNL/Mellon Capital Management Bond Index Fund
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                 JNL/Mellon Capital Management European 30 Fund
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             JNL/Mellon Capital Management International Index Fund
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                JNL/Mellon Capital Management Pacific Rim 30 Fund
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               JNL/Mellon Capital Management Small Cap Index Fund
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                JNL/Mellon Capital Management S&P 500 Index Fund
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             JNL/Mellon Capital Management S&P 400 MidCap Index Fund
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                       JNL/Oppenheimer Global Growth Fund
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                           JNL/PAM Asia ex-Japan Fund
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                            JNL/PAM China-India Fund
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                           JNL/PIMCO Real Return Fund
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                        JNL/PIMCO Total Return Bond Fund
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                        JNL/PPM America Core Equity Fund
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                      JNL/PPM America High Yield Bond Fund
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                       JNL/PPM America Mid Cap Value Fund
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                      JNL/PPM America Small Cap Value Fund
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                        JNL/PPM America Value Equity Fund
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                    JNL/Red Rocks Listed Private Equity Fund
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                            JNL/Select Balanced Fund
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                          JNL/Select Money Market Fund
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                              JNL/Select Value Fund
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                    JNL/T. Rowe Price Established Growth Fund
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                      JNL/T. Rowe Price Mid-Cap Growth Fund
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                          JNL/T. Rowe Price Value Fund
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                       JNL/S&P Competitive Advantage Fund
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                      JNL/S&P Dividend Income & Growth Fund
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                          JNL/S&P Intrinsic Value Fund
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                            JNL/S&P Total Yield Fund
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                        JNL INVESTORS SERIES TRUST FUNDS
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                     Jackson Perspective Asia ex-Japan Fund
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               Jackson Perspective Asia Pacific ex-Japan Bond Fund
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              Jackson Perspective Asia ex-Japan Infrastructure Fund
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               Jackson Perspective Asian Pacific Real Estate Fund
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                      Jackson Perspective China-India Fund
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                      Jackson Perspective Core Equity Fund
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                 Jackson Perspective Emerging Asia ex-Japan Fund
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                      Jackson Perspective European 30 Fund
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                           Jackson Perspective 5 Fund
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                     Jackson Perspective Global Basics Fund
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                     Jackson Perspective Global Leaders Fund
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                        Jackson Perspective Index 5 Fund
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                         Jackson Perspective Japan Fund
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                    Jackson Perspective Large Cap Value Fund
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                     Jackson Perspective Mid Cap Value Fund
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                      Jackson Perspective Money Market Fund
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                      Jackson Perspective Optimized 5 Fund
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                     Jackson Perspective Pacific Rim 30 Fund
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                      Jackson Perspective Pan European Fund
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                         Jackson Perspective S&P 4 Fund
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                    Jackson Perspective Small Cap Value Fund
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                      Jackson Perspective Total Return Fund
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                          Jackson Perspective VIP Fund
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                              JNL Money Market Fund
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